UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36688	47-1308512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota 57104
(Address of principal executive offices)
(Zip Code)

(605) 334-2548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 22, 2021, Great Western Bancorp, Inc. (“GWB”) and First Interstate BancSystem, Inc. (“FIBK”) announced that they have received regulatory approval from the Board of Governors of the Federal Reserve System and the Montana Division of Banking to complete the previously announced business combination transaction (the “Transaction”) between FIBK and GWB pursuant to the Agreement and Plan of Merger dated as of September 15, 2021, by and between FIBK and GWB.

Completion of the Transaction remains subject to customary closing conditions, including regulatory approval from the Division of Banking of the South Dakota Department of Labor and Regulations and receipt of the requisite approvals of the shareholders of FIBK and stockholders of GWB at their upcoming special meetings on January 19, 2022.  Assuming such conditions are satisfied, the Transaction is expected to close in February 2022.

On December 22, 2021, FIBK and GWB issued a joint press release announcing the foregoing matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No	Description of Exhibit

99.1	Joint Press Release of First Interstate BancSystem, Inc. and Great Western Bancorp, Inc., dated December 22, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about FIBK’s, GWB’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between FIBK and GWB; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK’s, GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s, GWB’s or the combined company’s results.
All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward-looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in the registration statement on Form S-4, as well as FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC, and in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its other filings with the SEC.

Additional Information about the Transaction and Where to Find It
This communication is being made with respect to the proposed transaction involving FIBK and GWB. This material is not a solicitation of any vote or approval of GWB stockholders and is not a substitute for the joint proxy statement/prospectus or any other documents that GWB may send to stockholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the Transaction, FIBK has filed with the SEC a Registration Statement on Form S-4 to register the shares of FIBK capital stock to be issued in connection with the Transaction. The Registration Statement includes a joint proxy statement of FIBK and GWB that also constitutes a prospectus of FIBK. The registration statement on Form S-4 was declared effective by the SEC on December 16, 2021, and FIBK and GWB commenced mailing the definitive joint proxy statement/prospectus to their shareholders and stockholders, respectively, on or about December 16, 2021.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING FIBK, GWB, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by FIBK or GWB through the website maintained by the SEC at http://www.sec.gov or from FIBK at its website, www.fibk.com, or from GWB at its website, www.greatwesternbank.com. Documents filed with the SEC by FIBK are available free of charge by accessing the “SEC Filings” page of FIBK’s website at www.fibk.com/sec-filings, or alternatively by directing a request by mail or telephone to First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, Montana, 59116, Attention: John Stewart, Deputy Chief Financial Officer, telephone: 406-255-5311, and documents filed with the SEC by GWB are available free of charge by accessing GWB’s website at www.greatwesternbank.com under the tab “Investor Relations” and then under the heading “Financial Info – Documents” or, alternatively, by directing a request by telephone or mail to Great Western Bancorp Inc., 225 South Main Avenue, Sioux Falls, South Dakota 57104, (605) 988-9253.

Participants in the Solicitation
FIBK, GWB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FIBK and stockholders of GWB in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of FIBK and GWB and other persons who may be deemed to be participants in the solicitation of shareholders of FIBK and stockholders of GWB in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus related to the Transaction. Additional information about FIBK, the directors and executive officers of FIBK and their ownership of FIBK common stock is also set forth in the definitive proxy statement for FIBK’s 2021 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 14, 2021, and other documents subsequently filed by FIBK with the SEC. Additional information about GWB, the directors and executive officers of GWB and their ownership of GWB common stock can also be found in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as filed with the SEC on November 24, 2021, and other documents subsequently filed by GWB with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

	By:	/s/ Donald J. Straka
	Name:	Donald J. Straka
	Title:	General Counsel and Secretary

Date: December 22, 2021